Exhibit 10.3

GUARANTY AGREEMENT

This GUARANTY AGREEMENT, dated as of May 28, 2024 (together with all exhibits and schedules hereto and as amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), is made by MICROVAST HOLDINGS, INC., a Delaware corporation (“Holdings”), MICROVAST, INC., a Delaware corporation (“Borrower”), each of the Subsidiaries of Holdings listed as a “Guarantor” on the signature pages hereto (together with each other Person that executes a Joinder Agreement and becomes a “Guarantor” hereunder, together with Holdings, collectively, the “Guarantors”), for the benefit of ACQUIOM AGENCY SERVICES LLC, in its capacities as administrative agent and collateral agent for the Lenders (in such capacities, together with its any permitted successors and assigns, the “Agent”).
Holdings, Borrower, each of the other Loan Parties party thereto from time to time, Yang Wu (the “Initial Lender” and, together with the Initial Lender’s permitted successors and assigns, the “Lenders”) and Agent are parties to that certain Loan and Security Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which the Lenders will from time to time extend credit to Borrower. All capitalized terms used in this Agreement and not otherwise defined herein are used with the meanings given to such terms in the Loan Agreement.
The proceeds of credit extended under the Loan Agreement will be used in part to enable Borrower to make valuable transfers to the other Guarantors in connection with the operation of their respective businesses. Borrower and the other Guarantors are engaged in interrelated businesses, and each Guarantor will derive substantial direct and indirect benefit from extensions of credit under the Loan Agreement. It is a condition precedent to the effectiveness of the Loan Agreement and the other Loan Documents that each Guarantor shall have executed and delivered this Agreement for the benefit of Agent.
NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:
Section 1Definitions; Interpretation.
1.1Definitions. When used herein the following terms shall have the following meanings:
“Applicable Law” means, as to each Guarantor, each statute, law, ordinance, regulation, order, judgment, injunction or decree of the United States or any state or commonwealth, any municipality, any foreign country, or any territory, possession or Governmental Authority applicable to such Guarantor.
“Borrower Obligations” means all Obligations of Borrower.
“Fraudulent Transfer Laws” has the meaning set forth in Section 2.1(b).
“Guarantor Obligations” has the meaning set forth in Section 2.1(a).
1.2Interpretation. Section 1.2 and Section 1.3 of the Loan Agreement are hereby incorporated by reference as if fully stated herein, mutatis mutandis.

Section 2Guarantee.
2.1Guarantee.
(a)Until the Payment in Full of the Obligations, each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to Agent, for the ratable benefit of the Lenders and their respective successors, indorsees, permitted transferees and permitted assigns, the prompt and complete payment and performance by Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations (including any extensions, modifications, substitutions, amendments or renewals of any or all of the Borrower Obligations), whether direct or indirect, absolute or contingent, and whether for principal, interest (including PIK Interest), premiums (including the Applicable Prepayment Premium, if any), fees, indemnities, contract causes of action, costs, expenses, or otherwise (including, without limitation, post-petition interest, costs, fees, expenses, and other amounts, whether allowed or not), any interest thereon, plus attorney’s fees and expenses if the Obligations represented by this Agreement or any other Loan Document are collected by law, through an attorney-at-law, or under advice therefrom, including such fees and expenses as are reimbursable in accordance with Section 10.4 and Section 10.5 of the Loan Agreement (all of the foregoing, whether now existing or hereinafter arising, being referred to collectively as the “Guarantor Obligations”).
(b)Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2), including, without limitation, fraudulent conveyance, fraudulent transfer, or similar laws applicable to each Guarantor (collectively, “Fraudulent Transfer Laws”). Accordingly, notwithstanding anything to the contrary contained in this Agreement or any other Loan Document, the amount of the Guarantor Obligations guaranteed by each Guarantor pursuant to this Agreement shall be limited to that amount which after giving effect thereto would not (i) render such Guarantor insolvent, (ii) result in the fair saleable value of the assets of such Guarantor being less than the amount required to pay its debts and other liabilities (including contingent liabilities) as they mature, or (iii) leave such Guarantor with unreasonably small capital to carry out its business as now conducted and as proposed to be conducted, including its capital needs, as such concepts described in clauses (i), (ii) and (iii) of this Section 2.1(b) are determined under Applicable Law, if the obligations of such Guarantor hereunder would otherwise be set aside, terminated, annulled or avoided for such reason by a court of competent jurisdiction in a proceeding actually pending before such court.
(c)Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of Agent or any Lender hereunder.
(d)The guarantee contained in this Section 2 shall remain in full force and effect until all of the Obligations shall have been Paid in Full.
(e)No payment made by Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by Agent or any Lender from Borrower, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Guarantor Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Guarantor Obligations or any payment received or collected from such Guarantor in respect of the Guarantor Obligations), remain liable for the Guarantor Obligations up to the maximum liability of such Guarantor hereunder until the earlier of such time as (i) such Guarantor is released from the Guarantor Obligations by Agent pursuant to and in accordance with the express terms hereof or of the Loan Agreement or (ii) the Obligations are Paid in Full.
2.2Right of Contribution. Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the Obligations of any Guarantor to Agent and the Lenders, and each Guarantor shall remain liable to Agent and the Lenders for the full amount guaranteed by such Guarantor hereunder until the earlier of such time as (i) such Guarantor is released from the Guarantor Obligations by Agent pursuant to and in accordance with the express terms hereof or of the Loan Agreement or (ii) the Obligations are Paid in Full.
2.3No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Agent or any Lender against Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by Agent or any Lender for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Obligations are Paid in Full; provided that any such right of contribution or reimbursement against Borrower or any other Guarantor (including any right under Section 2.2) shall be irrevocably and automatically waived in the event the pledged equity or other Equity Interests of Borrower or other Guarantor are sold or otherwise transferred or disposed of in connection with the exercise of rights and remedies by Agent and the Lenders (including in connection with a consensual sale, transfer or other disposition in lieu of foreclosure) in accordance with the Loan Agreement or the other Loan Documents. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been Paid in Full, such amount shall be held by such Guarantor for the benefit of Agent and the Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Agent, if required), to be credited and applied against the Obligations, whether matured or unmatured, in a manner that is consistent with the provisions of Section 2.11.2 of the Loan Agreement.
2.4Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by Agent or any Lender may be rescinded by Agent or such Lender and any of the Obligations continued, and the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Agent or any Lender, and the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, or supplemented, in whole or in part, as the Required Lenders or all Lenders, as the case may be, may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Agent or any Lender for the payment of the Obligations may be sold, exchanged, waived, surrendered or released in accordance with the Loan Agreement or the other Loan Documents. Neither Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.
2.5Guarantee Absolute and Unconditional. To the fullest extent permitted by Applicable Law, each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2, and all dealings between Borrower and any of the Guarantors, on the one hand, and Agent and the Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. To the fullest extent permitted by Applicable Law, each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment, demands for performance, protests and notices, including notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of the guarantee contained in this Section 2, and notices of the existence, creation, or incurring of new or additional Obligations or other financial accommodations, to or upon Borrower or any of the Guarantors with respect to the Obligations, except as expressly provided under this Agreement or required under Applicable Law. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Loan Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Borrower or any other Person against Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance, other than Payment in Full of the Obligations. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of Applicable Law, of Agent or any Lender against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
2.6Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made, except to the extent such proceeding is permitted pursuant to and in accordance with the terms of the Loan Agreement.
2.7Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to Agent without set-off or counterclaim in Dollars at the office of Agent specified in the Loan Agreement or such other location as Agent may instruct from time to time.

Section 3Waivers; Other Covenants, Representations and Warranties.
3.1Waivers.

(a)To the fullest extent permitted by Applicable Law, each of the Guarantors waives any right to require Agent or any Lender to (i) proceed against any Loan Party or any other Person, (ii) proceed against or exhaust any security held from any Loan Party or any other Person, (iii) protect, secure, perfect, or insure any security interest or Lien on any property subject thereto or exhaust any right to take any action against any Loan Party, any other Person, or any Collateral, or (iv) pursue any other remedy in Agent’s or any Lender’s power whatsoever. To the fullest extent permitted by Applicable Law, each of the Guarantors waives any defense based on or arising out of any defense of any Loan Party or any other Person, other than payment of the Obligations to the extent of such payment, based on or arising out of the disability of any Loan Party or any other Person, or the validity, legality, or unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party other than payment of the Obligations to the extent of such payment. Agent may, at the election of the Required Lenders, foreclose upon any Collateral held by Agent by one or more judicial or nonjudicial sales or other dispositions, whether or not every aspect of any such sale or other disposition is commercially reasonable or otherwise fails to comply with Applicable Law, or may exercise any other right or remedy Agent or any Lender may have against any Loan Party or any other Person, or any security, in each case, without affecting or impairing in any way the liability of any of the Guarantors hereunder except to the extent the Obligations have been Paid in Full.
(b)Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope, and extent of the risks which each of the Guarantors assumes and incurs hereunder, and agrees that neither Agent nor any Lender shall have any duty to advise any of the Guarantors of information known to them regarding such circumstances or risks.
(c)To the fullest extent permitted by Applicable Law, each Guarantor hereby waives: (A) any right to assert against Agent or any Lender, any defense (legal or equitable) (other than the defense that all of the Obligations have been Paid in Full), set-off, counterclaim, or claim which each Guarantor may now or at any time hereafter have against Borrower or any other party liable to Agent or any Lender, (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Obligations or any security therefor, (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by Agent or any Lender including any defense based upon an impairment or elimination of such Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of such Guarantor against Borrower or other guarantors or sureties, and (D) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder.

(d)Each of the Guarantors represents, warrants, and agrees that each of the waivers set forth above is made with full knowledge of its significance and consequences and that if any of such waivers are determined to be contrary to any Applicable Law or public policy, such waivers shall be effective to the maximum extent permitted by law.
3.2Representations and Warranties. Each Guarantor ratifies and affirms each representation and warranty made by it in the Loan Agreement.

Section 4Miscellaneous.
4.1Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 10.1 of the Loan Agreement.
4.2Notices. All notices, requests and demands to or upon Agent or any Guarantor hereunder shall be effected in the manner provided for in Section 10.2 of the Loan Agreement.
4.3Indemnification by Guarantors. Each Guarantor hereby agrees, on a joint and several basis, to indemnify, exonerate and hold Agent, each Lender and each other Indemnified Person free and harmless from and against any and all Indemnified Liabilities in accordance with the terms of Section 10.5 of the Loan Agreement.
4.4Enforcement Expenses. Each Guarantor hereby agrees, on a joint and several basis, to pay on demand all reasonable and documented out-of-pocket costs and expenses (including Legal Costs) incurred by or on behalf of Agent in collecting against any Guarantor under the guarantee contained in Section 2 or otherwise enforcing or preserving any rights under this Agreement in accordance with the terms of Section 10.4 of the Loan Agreement.
4.5Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
4.6Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Agreement shall constitute effective delivery of such signature page. This Agreement to the extent signed and delivered by means of a facsimile machine or other electronic transmission (including “pdf”), shall be treated in all manner and respects and for all purposes as an original agreement or amendment and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party hereto shall raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of a facsimile machine or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense. The words “execution,” “signed,” “signature,” and words of like import in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the

New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
4.7Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.
4.8Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Guarantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Agent or the Lenders to the extent inconsistent with this Agreement or the Loan Agreement.
4.9Successors; Assigns. This Agreement shall be binding upon Guarantors, the Lenders and Agent and their respective successors and permitted assigns, and shall inure to the benefit of Guarantors, the Lenders and Agent and the successors and permitted assigns of the Lenders and Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Guarantor may assign or transfer any of its rights or Obligations under this Agreement except in accordance with the Loan Agreement.
4.10Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.
4.11Forum Selection; Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK LOCATED IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN, OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE APPELLATE COURTS THEREOF. EACH GUARANTOR AND AGENT HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT REFERRED TO ABOVE FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GUARANTOR AND AGENT FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GUARANTOR AND AGENT HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.
4.12Waiver of Jury Trial. EACH GUARANTOR AND AGENT HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR

AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
4.13Set-off. Each Guarantor agrees that Agent and each Lender have all rights of set-off as set forth in Section 2.11.4 of the Loan Agreement.
4.14Acknowledgements. Each Guarantor hereby acknowledges that:
(a)it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;
(b)neither Agent nor any Lender has any fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and Agent and the Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Guarantors and the Lenders.
4.15Additional Guarantors. Each Subsidiary of Borrower that is required to become a party to this Agreement pursuant to Section 6.8 of the Loan Agreement shall become a Guarantor for all purposes of this Agreement upon execution and delivery by such Subsidiary of a joinder agreement in the form of Annex I hereto.
4.16Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Guarantor or any Borrower for liquidation or reorganization, should Guarantor or any Borrower become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Guarantor’s or any Borrower’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a “voidable preference”, “fraudulent conveyance”, under any Fraudulent Transfer Laws, or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
4.17Loan Agreement Governs. If any conflict or inconsistency exists between this Agreement and the Loan Agreement, the Loan Agreement shall govern.
4.18Joint and Several Obligations. The obligations of the Guarantors hereunder are the joint and several obligations of each Guarantor.
4.19German Limitation Language.
(a)This Section 4.19 shall apply to all obligors which are or shall become party to the Agreement that are either (i) incorporated under the laws of Germany as a limited liability company (GmbH) or (ii) organized under the laws of Germany as a limited partnership with a limited liability company as its managing partner (GmbH & Co. KG) (each a “German Obligor”). The Agent agrees, other than in accordance with the procedure set out in Section 4.19(b) and Section 4.19(c) below, not to enforce the guarantee and/or indemnity granted by a German Obligor in the Agreement if and to the extent that such guarantee and/or indemnity is an upstream or cross-stream guarantee and/or indemnity (meaning a guarantee and/or indemnity for affiliated companies in the meaning of section 15 of the German Stock Corporation Act (Aktiengesetz), but excluding that German Obligor’s direct and indirect subsidiaries) and the enforcement would otherwise lead to the situation that the German Obligor would not have (i) sufficient liquidity to meet its own payment obligations as they fall due and (ii) sufficient net assets (the calculation of which shall be made on the basis of an up-to-date balance sheet of the relevant German Obligor and take into account the captions reflected in section 266 para. (2) A, B and C of the German Commercial Code (Handelsgesetzbuch)) less the sum of (x), the German Obligor’s liabilities (the calculation of which shall take into account the captions reflected in section 266 para. (3) B, C and D of the German Commercial Code (Handelsgesetzbuch)), and (y), the registered share capital (Stammkapital) of the German Obligor to maintain its registered share capital (Stammkapital) and as a result cause a violation of sections 30 and 31 of the Act on Limited Liability Companies (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) provided that for the purposes of the calculation of the amount to be enforced, the following balance sheet items shall be adjusted as follows:
(i)the amount of any increase of registered share capital (Stammkapital) of the German Obligor after the date hereof out of retained earnings (Kapitalerhöhung aus Gesellschaftsmitteln) that has been effected without the prior written consent of the Agent or which is not fully paid up shall be deducted from the registered share capital (Stammkapital);
(ii)loans and other contractual liabilities incurred by such German Obligor which are contractually subordinated (for the benefit of its creditors in general) or which have been incurred by the German Obligor in violation of the provisions of any of the Loan Documents shall be disregarded; and
(iii)loans granted by the German Obligor without the consent of the Agent to an affiliated company (but excluding the German Obligor’s direct and indirect subsidiaries) shall be valued at zero to the extent that the proceeds under such loan have been used to discharge any of the obligations the subsidiary has guaranteed hereunder and there is a legal requirement to do so under the prevailing jurisdiction of the German Federal Court of Justice (Bundesgerichtshof).
(b)In addition, the German Obligor shall promptly (unverzüglich) in connection with the calculation of the net assets for the purpose of an enforcement hereunder realize, to the extent legally permitted and commercially justifiable with regard to costs and efforts involved, in a situation where the German Obligor does not have sufficient assets to maintain its registered share capital (Stammkapital), any and all of its assets that are shown in the balance sheet with a book value (Buchwert) that is significantly lower than the market value of such asset if such asset is not essential for the German Obligor’s business (nicht betriebsnotwendiges Vermögen) or, to the extent that any such asset is essential for its business, if such realization does not affect its ability to use that asset or the relevant part of its business can be carried on from other sources without use of such asset.
(c)The limitations set out in Section 4.19 above only apply if and to the extent that:
(i) within five (5) business days following the notification by the Agent of its intention to enforce the Agreement (the “Enforcement Notice”), the managing director(s) on behalf of the German Obligor has confirmed in writing to the Agent; (x) to what extent the guarantee and/or indemnity created by the Agreement is an upstream or cross-stream guarantee and/or indemnity as described in Section 4.19 above; (y) which amount of such cross-stream and/or up-stream guarantee and/or indemnity cannot be enforced as it would cause the net assets of the German Obligor to fall below its registered share capital (Stammkapital) (taking into account the adjustments set out in Section 4.19 above); and
(ii)such confirmation is supported by evidence reasonably satisfactory to the Agent (the “Management Determination”) and the Agent has not contested this and argued that no or a lesser amount would be necessary to maintain its registered share capital; or
(iii)within fourteen (14) days from the date the Agent has contested the Management Determination, the Agent receives an up-to-date balance sheet of the German Obligor drawn up by the auditors with a detailed calculation by such auditors (the “Auditors’ Determination”) showing the amount that would have been necessary on the date the Enforcement Notice is given to maintain its registered share capital (Stammkapital) (taking into account the adjustments set out in Section 4.19 above). The German Obligor shall fulfil its obligations under the Agreement and the Agent shall be entitled to enforce the Agreement in an amount which would, in accordance with the Auditor’s Determination, not be necessary to maintain the registered share capital (Stammkapital) of the respective German Obligor.
(d)If the Agent disagrees with the Auditor’s Determination, the Agent shall be entitled to enforce the Agreement up to the amount which is undisputed between itself and the German Obligor in accordance with the provisions of Section 4.19 above. In relation to the amount which is disputed, the Agent shall be entitled to further pursue its claims (if any) and the German Obligor shall be entitled to prove that this amount is necessary for maintaining its registered share capital (Stammkapital) subject to the provisions of Section 4.19(a) above).

(e)The limitations set out in Section 4.19 above shall not apply to the extent that:
(i)the assumed joint and several liability secures any loans that are on-lent by the company whose obligations are being guaranteed or secured or otherwise made available to the German Obligor and have not yet been repaid by the German Obligor;
(ii)the German Obligor has not complied with its obligations pursuant to this Section 4.19; or
(iii)the German Obligor is party to a domination agreement (Beherrschungsvertrag) with the company whose obligations are being guaranteed or secured as dominating entity provided that and to the extent the company is in a position to fulfil its obligation for the compensation of losses the German Obligor may have analogous to section 302 of the German Stock Corporation Act (Aktiengesetz).
(f)The limitations pursuant to this Section 4.19 shall not be applicable if and to the extent the managing directors of the German Obligor would not suffer personal or criminal liability as a result of the German Obligor granting a guarantee and/or indemnity pursuant to the Agreement.
[Balance of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

GUARANTORS:

MICROVAST HOLDINGS, INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Interim Chief Financial Officer

MICROVAST, INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ENERGY, INC., a Colorado corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ADVANCED MATERIALS INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

MICROVAST ADVANCED MEMBRANE INC., a Delaware corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

[Signature Page to Guaranty Agreement]

MICROVAST POWER SOLUTIONS, INC., a Texas corporation

By: /s/ Nancy Smith_____________________________
Name: Nancy Smith
Title: Authorized Person

[Signature Page to Guaranty Agreement]

AGENT:
ACQUIOM AGENCY SERVICES LLC
By: /s/ Beth Cesari______________________________
Name: Beth Cesari
Title: Senior Director

[Signature Page to Guaranty Agreement]

ANNEX I

FORM OF JOINDER TO GUARANTY AGREEMENT

This JOINDER TO GUARANTY AGREEMENT, dated as of [●] (this “Agreement”), is executed by the undersigned for the benefit of Acquiom Agency Services LLC, in its capacities as administrative agent and collateral agent for the Lenders (in such capacities, together with its permitted successors and assigns, “Agent”), under and in connection with that certain Guaranty Agreement, dated as of May [24], 2024 (together with all exhibits and schedules thereto and as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty Agreement”), by the Guarantors party thereto from time to time for the benefit of Agent. Capitalized terms not otherwise defined herein are being used herein as defined in the Guaranty Agreement.
Each Person signatory hereto is required to execute and deliver this Agreement pursuant to Section 4.15 of the Guaranty Agreement.
NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:
1.    Each such Person assumes all the obligations of a Guarantor under the Guaranty Agreement and agrees that such Person is a Guarantor and bound as a Guarantor under the terms of the Guaranty Agreement, as if it had been an original signatory to the Guaranty Agreement; provided that all representations and warranties made by such Guarantor shall be made on the date hereof. In furtherance of the foregoing and subject to the terms and conditions of the Guaranty Agreement in all respects, such Person hereby guarantees the prompt and complete payment and performance by Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.

    2.    Each such Person’s address and electronic mail address, as applicable, for notices under the Guaranty Agreement shall be the address and electronic mail address, as applicable, set forth below its signature to this Agreement.
3.    This Agreement shall be deemed to be part of, and a supplement to, the Guaranty Agreement and shall be governed by all the terms and provisions of the Guaranty Agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such Person, enforceable against such Person. Each such Person hereby waives notice of Agent’s acceptance of this Agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

[_________________], a [______________] By: ___________________________ Name: ___________________________ Title: ___________________________
Address for Notices _________________________ _________________________ _________________________ Attn: ____________________ Facsimile: (___) ___-____ Email: ___________________